Exhibit 4.1

UBER TECHNOLOGIES, INC.,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

THIRD SUPPLEMENTAL INDENTURE

Dated as of September 15, 2026

3.750% SENIOR NOTES DUE 2029

4.125% SENIOR NOTES DUE 2032

4.375% SENIOR NOTES DUE 2034

4.750% SENIOR NOTES DUE 2038

5.250% SENIOR NOTES DUE 2046

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TABLE OF CONTENTS

(continued)

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THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of September 15, 2026, by and between Uber Technologies, Inc., a Delaware corporation (the “Company”), and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”).

Recitals:

Whereas, the Company and the Trustee executed and delivered an Indenture, dated as of September 9, 2024 (the “Base Indenture” and, as supplemented by this Supplemental Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of debt securities to be issued in one or more series as provided in the Base Indenture;

Whereas, pursuant to a Board Resolution, the Company has authorized the issuance of €750,000,000 principal amount of 3.750% Senior Notes due 2029 (the “2029 Notes”), €1,000,000,000 principal amount of 4.125% Senior Notes due 2032 (the “2032 Notes”), €1,000,000,000 principal amount of 4.375% Senior Notes due 2034 (the “2034 Notes”), €1,000,000,000 principal amount of 4.750% Senior Notes due 2038 (the “2038 Notes”) and €750,000,000 principal amount of 5.250% Senior Notes due 2046 (the “2046 Notes,” and, together with the 2029 Notes, the 2032 Notes, the 2034 Notes and the 2038 Notes, the “Notes”);

Whereas, the entry into this Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Base Indenture without the consent of the holders;

Whereas, in accordance with Section 9.01(g) of the Base Indenture, the Company desires to enter into this Supplemental Indenture to establish the terms of the Notes in accordance with Section 2.01 of the Base Indenture and to establish the form of the Notes in accordance with Section 2.02 of the Base Indenture;

Whereas, all things necessary to make this Supplemental Indenture a valid and legally binding agreement according to its terms have been done; and

Now, Therefore, for and in consideration of the foregoing premises, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Notes as follows:

Article 1

DEFINITIONS

Section 1.01        Definitions of Terms.

The terms defined in this Section 1.01 have the respective meanings specified in this Section 1.01 for all purposes of this Supplemental Indenture and of any indenture supplemental hereto (except as herein or therein otherwise expressly provided or unless the context of this Supplemental Indenture or such indenture supplemental hereto otherwise requires), and all words, terms and phrases defined in the Base Indenture (but not otherwise defined herein) shall have the same meanings as in the Base Indenture.

“Actual/Actual (ICMA)” means the payment convention defined as such in the rulebook of the International Capital Market Association.

“Agency Agreement” means that certain agency agreement, dated as of the date hereof, among the Company, the Paying Agent, the Trustee, and U.S. Bank Trust Company, National Association, as Registrar and Transfer Agent.

“Aggregate Debt” means the sum of the following as of the date of determination: (1) the then outstanding aggregate principal amount of Indebtedness of the Company and its Restricted Subsidiaries, without duplication, incurred after the Issue Date and secured by Liens incurred in reliance on clause (12) of the definition of Permitted Liens, and (2) the then existing Attributable Liens of the Company and its Restricted Subsidiaries in respect of Sale and Lease-Back Transactions, without duplication, entered into after the Issue Date in reliance on clause (12) of the definition of Permitted Liens; provided that any such Attributable Liens will be excluded from this clause (2) to the extent that the Indebtedness relating thereto is included in clause (1) of this definition; provided, further, that in no event will the amount of any Indebtedness (including Guarantees of such Indebtedness) be required to be included in the calculation of Aggregate Debt more than once despite the fact more than one Person is liable with respect to such Indebtedness and despite the fact such Indebtedness is secured by the assets of more than one Person (for example, and for avoidance of doubt, in the case where more than one Person has Guaranteed or otherwise become liable for such Indebtedness or in the case where there are Liens on assets of one or more of the Company and its Restricted Subsidiaries securing such Indebtedness or one or more Guarantees thereof, the amount of Indebtedness so Guaranteed or secured shall only be included once in the calculation of Aggregate Debt).

“Attributable Liens” means, in connection with a Sale and Lease-Back Transaction, the lesser of (1) the fair market value of the assets subject to such transactions as determined in good faith by an Officer of the Company, and (2) the present value (discounted at a rate of interest per annum implicit in the terms of such lease) of the obligations of the lessee for rental payments during the shorter of the term of the related lease or the period through the first date on which the Company may terminate the lease.

“Business Day” means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the T2 system), or any successor thereto, operates.

“Capital Stock” means, with respect to any Person, any and all shares of stock of a corporation, partnership interests or other equivalent interests (however designated, whether voting or non-voting) in such Person’s equity, entitling the holder to receive a share of the profits and losses, and a distribution of assets, after liabilities, of such Person.

“Change of Control” means:

(1)       the Company becomes aware (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) that any “person” (as such term is used in Section 13(d)(3) of the Exchange Act) has become the “beneficial owner” (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 50% of the Company’s Voting Stock; provided, however, that for purposes of this clause (1) such person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, directly or indirectly; and provided, further, that a transaction will not be deemed to involve a Change of Control under this clause (1) if (a) the Company becomes a direct or indirect wholly owned subsidiary of another Person, and (b) (i) the direct or indirect holders of the Voting Stock of such Person immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction, or (ii) immediately following that transaction no “person” (other than a Person satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such Person; or

(2)       the Company sells, conveys, transfers or leases (either in one transaction or a series of related transactions) all or substantially all assets of the Company and its Subsidiaries taken as a whole to, or merges or consolidates with, a Person (other than the Company or any of its Subsidiaries), other than any such merger or consolidation where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or parent entity thereof immediately after giving effect to such transaction.

“Change of Control Triggering Event” means the occurrence of a Change of Control that is accompanied or followed by a downgrade of the Company’s Debt Ratings within the Ratings Decline Period for such Change of Control by two of the three Rating Agencies to a level that is lower than an Investment Grade Rating by such Rating Agencies; provided that a Change of Control Triggering Event will not be deemed to have occurred in respect of a particular Change of Control if one of the applicable Rating Agencies making the reduction in rating does not publicly announce or confirm or inform the Company in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control.

“Clearstream” means Clearstream Banking, S.A., a société anonyme, or any successor securities clearing agency.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, the German government bond (Bundesanleihe) selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of euro-denominated corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Government Bond Price” means, with respect to any redemption date, (1) the arithmetic average of the Reference Government Bond Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations.

“Comparable Government Bond Rate” means, with respect to any redemption date, the rate per annum equal to the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the date fixed for redemption, calculated in accordance with customary financial practice in pricing new issues of comparable corporate debt securities paying interest on an annual basis (ACTUAL/ACTUAL (ICMA)) of the Comparable Government Bond, assuming a price for the Comparable Government Bond (expressed as a percentage of its principal amount) equal to the Comparable Government Bond Price for such redemption date.

“Consolidated Total Assets” means, as of the date of any determination thereof, total assets of the Company and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date.

“Debt Rating” means, as of the date of determination, with respect to any Rating Agency, the rating as determined by such Rating Agency of the Company’s non-credit enhanced, senior unsecured long-term debt.

“Depositary” means U.S. Bank Europe DAC, as common depositary for Euroclear and Clearstream, or any successor.

“dollar” and “$” mean the lawful currency of the United States of America.

“euro” and “€” mean the single currency introduced at the third stage of the European Economic and Monetary Union pursuant to the Treaty on the Functioning of the European Union, as amended from time to time.

“Euroclear” means Euroclear Bank SA/NV, or any successor securities clearing agency.

“Finance Lease” means, as applied to any Person, any lease of any property, whether real, personal or mixed, of such Person as lessee is required to be classified and accounted for as a finance lease in accordance with GAAP.

“Financial Officer” means any of the chief financial officer, principal accounting officer, vice president of finance, treasurer or corporate controller or most senior financial officer of the Company.

“Fitch” means Fitch, Inc. or any successor to the rating agency business thereof.

“GAAP” means generally accepted accounting principles in the United States set forth in the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession in the United States, which are in effect as of the date of determination; provided that, except as otherwise specifically provided, all calculations made for purposes of determining compliance with the terms of the provisions of the indenture shall utilize GAAP as in effect on the Issue Date.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection or deposit in the ordinary course of business, direct or indirect, in any manner including, without limitation, through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness; provided that the term Guarantee shall not include customary indemnification obligations entered into in connection with any acquisition or disposition of assets or of other entities (other than to the extent that the primary obligations that are the subject of such indemnification obligation would be considered Indebtedness under the indenture). When used as a verb, “Guarantee” shall have a corresponding meaning. The amount of Indebtedness of another Person Guaranteed by the specified Person or one or more of such Persons as of any date shall be equal to the lesser of: (1) the principal amount of such Indebtedness of such other Person; and (2) the maximum principal amount of such Indebtedness payable under the Guarantee or Guarantees (without duplication in the case of one or more Guarantees of the same Indebtedness by Subsidiaries).

“Holder” means the Person in whose name a Note is registered in the books of the Registrar for the Notes.

“Indebtedness” of any specified Person means any obligation for borrowed money. For the avoidance of doubt, Indebtedness with respect to any Person only includes indebtedness for the repayment of money provided to such Person, and does not include any other kind of indebtedness or obligation notwithstanding that such other indebtedness or obligation may be evidenced by a note, bond, debenture or other similar instrument, may be in the nature of a financing transaction, or may be an obligation that under GAAP is classified as “debt” or another type of liability, whether required to be reflected on the balance sheet of such Person or otherwise.

Notwithstanding the foregoing, Indebtedness shall not include third party obligations included in the Company’s financial statements as a result of variable interest entity accounting or any Indebtedness among the Company and its Restricted Subsidiaries.

“Independent Investment Banker” means one of the Reference Government Bond Dealers selected by the Company.

“Investment Grade Rating” means (1) with respect to Moody’s, a rating equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody’s), (2) with respect to S&P, a rating equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), and (3) with respect to Fitch, a rating equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch).

“Issue Date” means September 15, 2026.

“Lien” means any lien, security interest, mortgage, charge or similar encumbrance; provided, however, that in no event shall an operating lease or a nonexclusive license be deemed to constitute a Lien.

“Maturity Date” means (1) with respect to the 2029 Notes, September 15, 2029, (2) with respect to the 2032 Notes, September 15, 2032, (3) with respect to the 2034 Notes, September 15, 2034, (4) with respect to the 2038 Notes, September 15, 2038 and (5) with respect to the 2046 Notes, September 15, 2046.

“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.

“Optional Redemption Date” when used with respect to any Note to be redeemed at the Company’s option, means the date fixed for such redemption by or pursuant to Section 3.02 of this Supplemental Indenture.

“Par Call Date” means (1) with respect to the 2029 Notes, August 15, 2029 (one month prior to the Maturity Date of the 2029 Notes); (2) with respect to the 2032 Notes, July 15, 2032 (two months prior to the Maturity Date of the 2032 Notes); (3) with respect to the 2034 Notes, June 15, 2034 (three months prior to the Maturity Date of the 2034 Notes); (4) with respect to the 2038 Notes, June 15, 2038 (three months prior to the Maturity Date of the 2038 Notes); and (5) with respect to the 2046 Notes, March 15, 2046 (six months prior to the Maturity Date of the 2046 Notes).

“Paying Agent” has the meaning provided in Section 2.04 hereof.

“Permitted Liens” means:

(1)       Liens on any assets, created solely to secure obligations incurred to finance the refurbishment, improvement or construction of such assets, which obligations are incurred no later than 12 months after completion of such refurbishment, improvement or construction, and all renewals, extensions, refinancings, replacements or refundings of such obligations;

(2)       (a) Liens given to secure the payment of the purchase price or other acquisition, installation or construction costs incurred in connection with the acquisition (including acquisition through merger or consolidation) of any Principal Property, including Finance Lease transactions in connection with any such acquisition and including any purchase money Liens, and (b) Liens existing on any Principal Property at the time of acquisition (including acquisition through merger or consolidation) thereof or at the time of acquisition by the Company or any Restricted Subsidiary of any Person then owning such property, excluding any Liens put in place in anticipation or contemplation of such acquisition by the Company or any Restricted Subsidiary; provided that with respect to clause (a), the Liens shall be given within 12 months after the later of (i) such acquisition and/or the completion of any development, installation, construction, alteration, improvement, operation or repair, whichever is later, and (ii) the placing into commercial operation of such Principal Property after such acquisition or completion of any construction, alteration, improvement or repair and shall attach solely to the Principal Property acquired or purchased and any improvements then or thereafter placed thereon and any proceeds thereof, accessions thereto and insurance proceeds thereof;

(3)       Liens in favor of the Company or one of its Subsidiaries;

(4)       Liens on any Principal Property in favor of the United States of America or any state thereof or any political subdivision thereof to secure progress or other payments or to secure Indebtedness incurred for the purpose of financing the cost of acquiring, constructing, improving or repairing such Principal Property;

(5)       Liens imposed by law, such as carriers’, warehousemen’s and mechanic’s Liens and other similar Liens arising in the ordinary course of business, Liens in connection with legal proceedings and Liens arising solely by virtue of any statutory, common law or contractual provision relating to banker’s Liens, rights of set-off or similar rights and remedies as to securities accounts, deposit accounts or other funds maintained with a creditor depository institution;

(6)       Liens for taxes, assessments or other governmental charges not yet overdue for a period of more than 30 days or subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings;

(7)       Liens to secure the performance of bids, trade or commercial contracts (including insurance contracts), government contracts, purchase, construction, sales and servicing contracts (including utility contracts), leases, public, statutory or regulatory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, deposits as security for contested taxes, import or other customs duties, liabilities to insurance carriers or for the payment of rent, and Liens to secure letters of credit, Guarantees, bonds or other sureties given in connection with the foregoing obligations or in connection with workers’ compensation, unemployment insurance or other types of social security or similar laws and regulations;

(8)       leases, subleases, licenses or sublicenses granted to others not interfering in any material respect with the business of the Company and its Restricted Subsidiaries, taken as a whole;

(9)       easements, rights of way, covenants, restrictions, minor encroachments, protrusions, municipal and zoning and building ordinances and similar charges, encumbrances, title defects or other irregularities, governmental restrictions on the use of property or conduct of business, and other similar charges and encumbrances and Liens in favor of Governmental Authorities and public utilities, that do not materially interfere with the ordinary course of business of the Company and its Subsidiaries, taken as a whole;

(10)     any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements), in whole or in part, of any Lien referred to in this or the preceding clauses (1) through (9), or any Liens that secure an extension, renewal, replacement, refinancing or refunding (including any successive extensions, renewals, replacements, refinancings or refundings) of any Indebtedness within 12 months of the maturity, retirement or other repayment or prepayment of the Indebtedness (including any such repayment pursuant to amortization obligations with respect to such Indebtedness) being extended, renewed, substituted, replaced, refinanced or refunded, which Indebtedness is or was secured by a Lien referred to in this or the preceding clauses (1) through (9); provided that such extension, renewal, substitution or replacement Lien will be limited to all or part of the same property that secured the Lien extended, renewed, substituted or replaced and the principal amount of Indebtedness secured is not increased (other than increases related to any premiums, accrued interest, commissions, discounts, costs, fees and expenses in connection with such extension, renewal, substitution or replacement);

(11)     Liens on any real property, buildings or fixtures located at the Company’s Mission Bay Campus; and

(12)     Liens on any Principal Property not described in clauses (1) through (11) above which would otherwise be subject to the restrictions set forth in Section 5.02, if after giving effect thereto, Aggregate Debt does not exceed an amount equal to the greater of (a) $10.0 billion, and (b) 15.0% of the Company’s Consolidated Total Assets measured as of the end of the most recent quarter for which financial statements are available. The Company or any Restricted Subsidiary also may, without equally and ratably securing the Notes, create or incur Liens that extend, renew, substitute or replace (including successive extensions, renewals, substitutions or replacements), in whole or in part, any Lien permitted pursuant to the preceding sentence.

For the avoidance of doubt, the inclusion of specific Liens in the definition of “Permitted Liens” shall not create any implication that the obligations secured by such Liens constitute Indebtedness.

“Principal Property” means any building, structure or other facility together with the underlying land and its fixtures that is real property located within the territorial limits of the United States of America (excluding its territories and possessions and Puerto Rico) owned by the Company or any Restricted Subsidiary, except for any facility that (1) has a net book value, on the date the determination of whether such property is a principal property is being made for purposes of the covenants set forth in Section 5.02 and 5.03, of less than 2% of the Company’s Consolidated Total Assets measured as of the end of the most recent quarter for which financial statements are available, or (2) in the opinion of the Board of Directors, is not of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole.

“Rating Agency” means (1) Moody’s, S&P and/or Fitch, as applicable, and (2) if any ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Company (as certified by a resolution of the Board of Directors of the Company) as a replacement agency for Moody’s, S&P or Fitch, as the case may be.

“Ratings Decline Period” means, with respect to any Change of Control, the period that (1) begins on the earlier of (a) the date of the first public announcement of the occurrence of such Change of Control or of the Company’s intention or a stockholder of the Company, as applicable, to effect such Change of Control, or (b) the occurrence of such Change of Control, and (2) ends on the 60th calendar day following consummation of such Change of Control; provided, however, that such period shall be extended as to any Rating Agency if, as of such 60th calendar day, the Company’s Debt Rating, as noted by such Rating Agency, is under publicly announced consideration for downgrade by such Rating Agency.

“Redemption Price” means, when used with respect to any Note to be redeemed, the price at which it is to be redeemed pursuant to this Supplemental Indenture.

“Reference Government Bond Dealer” means (i) each of Goldman Sachs & Co. LLC, Morgan Stanley & Co. International plc, Deutsche Bank AG, London Branch, Merrill Lynch International, BNP PARIBAS, or any of their affiliates that are primary European government securities dealers, and their respective successors; provided that if any of the foregoing or any of their affiliates shall cease to be a primary European government securities dealer (“Primary Dealer”), the Company shall substitute therefor another Primary Dealer and (ii) two other Primary Dealers selected by the Company.

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and any redemption date, the arithmetic average, as determined by the Company, of the bid and asked prices for the Comparable Government Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Government Bond Dealer at 11:00 a.m., Central European Time (CET), on the third Business Day preceding such redemption date.

“Registrar” has the meaning provided in Section 2.04 hereof.

“Restricted Subsidiary” means any domestic Subsidiary that owns any Principal Property.

“Sale and Lease-Back Transaction” means any direct or indirect arrangement relating to property now owned or hereafter acquired whereby the Company or a Restricted Subsidiary transfers such property to another Person and the Company or a Restricted Subsidiary leases or rents it from such Person, unless (1) such transaction was entered into prior to or within 12 months after the Issue Date; (2) such transaction was for the lease back to the Company or a Restricted Subsidiary by the Company or any Subsidiary of any Principal Property; (3) such transaction involves a lease of a Principal Property executed by the time of or within 18 months (or in the case of any transaction supported by the credit of an export credit agency, 24 months) after the latest of (a) the acquisition, the completion of construction or improvement, alteration or repair of such Principal Property, and (b) the placing into commercial operation after the acquisition, completion, improvement, alteration or repair, of such Principal Property; or (4) such transaction involves a lease for not more than three years (or which may be terminated by the Company or the applicable Subsidiary within a period of not more than three years).

“Subsidiary” of a Person means a corporation, partnership, limited liability company or other similar entity a majority of whose Voting Stock is owned by such Person or a Subsidiary of such Person. Unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“S&P” means S&P Global Ratings and any successor to its rating agency business.

“Tax” or “Taxes” means all present and future taxes, levies, imposts, deductions, charges, duties and withholdings (including backup withholdings), fees and any charges of a similar nature (including interest, fines, penalties and other liabilities with respect thereto) that are imposed by any government or other taxing authority.

“Tax Jurisdiction” has the meaning set forth in Section 3.03(a).

“Tax Opinion” has the meaning set forth in Section 3.03(a). A Tax Opinion shall be deemed to be an Opinion of Counsel under the Base Indenture, including, without limitation, for purposes of Section 13.07 of the Base Indenture.

“Voting Stock” of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

Article 2

FORM AND TERMS OF THE NOTES

Section 2.01        Scope of Supplemental Indenture.

This Supplemental Indenture amends and supplements the provisions of the Base Indenture, to which provisions reference is hereby made. The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and shall only govern the terms of, the Notes, which may be issued from time to time in accordance herewith, and shall not apply to any other Securities that may be issued under the Base Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements. The provisions of this Supplemental Indenture shall supersede, with respect to the Notes, any conflicting provisions in the Base Indenture. In the case of any conflict between the Indenture and a Note, the provisions of the Indenture shall control and govern to the extent of such conflict.

Section 2.02        Terms of the Notes.

The following terms relate to the Notes:

(a)          The 2029 Notes shall constitute a series of Securities having the title “3.750% Senior Notes due 2029,” the 2032 Notes shall constitute a separate series of Securities having the title “4.125% Senior Notes due 2032,” the 2034 Notes shall constitute a separate series of Securities having the title “4.375% Senior Notes due 2034,” the 2038 Notes shall constitute a separate series of Securities having the title “4.750% Senior Notes due 2038,” and the 2046 Notes shall constitute a separate series of Securities having the title “5.250% Senior Notes due 2046.”

(b)          The aggregate principal amount of the 2029 Notes (the “Initial 2029 Notes”) that may be initially authenticated and delivered under the Indenture shall be €750,000,000, the aggregate principal amount of the 2032 Notes (the “Initial 2032 Notes”) that may be initially authenticated and delivered under the Indenture shall be €1,000,000,000, the aggregate principal amount of the 2034 Notes (the “Initial 2034 Notes”) that may be initially authenticated and delivered under the Indenture shall be €1,000,000,000, the aggregate principal amount of the 2038 Notes (the “Initial 2038 Notes”) that may be initially authenticated and delivered under the Indenture shall be €1,000,000,000, and the aggregate principal amount of the 2046 Notes (the “Initial 2046 Notes”) that may be initially authenticated and delivered under the Indenture shall be €750,000,000. The Company may from time to time, without the consent of the Holders, issue additional 2029 Notes (in any such case, “Additional 2029 Notes”), additional 2032 Notes (in any such case, “Additional 2032 Notes”), additional 2034 Notes (in any such case, “Additional 2034 Notes”), additional 2038 Notes (in any such case, “Additional 2038 Notes”), and additional 2046 Notes (in any such case, “Additional 2046 Notes”) having the same ranking and the same interest rate, maturity and other terms as the Initial 2029 Notes, the Initial 2032 Notes, the Initial 2034 Notes, the Initial 2038 Notes, or the Initial 2046 Notes, as the case may be. Any Additional 2029 Notes and the Initial 2029 Notes, any Additional 2032 Notes and the Initial 2032 Notes, any Additional 2034 Notes and the Initial 2034 Notes, any Additional 2038 Notes and the Initial 2038 Notes, or any Additional 2046 Notes and the Initial 2046 Notes, as the case may be, shall each constitute a single series under the Indenture and all references to the 2029 Notes shall include the Initial 2029 Notes and any Additional 2029 Notes, all references to the 2032 Notes shall include the Initial 2032 Notes and any Additional 2032 Notes, all references to the 2034 Notes shall include the Initial 2034 Notes and any Additional 2034 Notes, all references to the 2038 Notes shall include the Initial 2038 Notes and any Additional 2038 Notes, and all references to the 2046 Notes shall include the Initial 2046 Notes and any Additional 2046 Notes, unless the context otherwise requires; provided that unless such Additional 2029 Notes, Additional 2032 Notes, Additional 2034 Notes, Additional 2038 Notes or Additional 2046 Notes are issued pursuant to a “qualified reopening” of the Initial 2029 Notes, the Initial 2032 Notes, the Initial 2034 Notes, the Initial 2038 Notes or the Initial 2046 Notes, respectively, or are otherwise treated as part of the same “issue” of debt instruments as the Initial 2029 Notes, the Initial 2032 Notes, the Initial 2034 Notes, the Initial 2038 Notes or the Initial 2046 Notes, respectively, or are issued with no more than a de minimis amount of original discount, in each case, for U.S. federal income tax purposes, the Additional 2029 Notes, the Additional 2032 Notes, the Additional 2034 Notes, the Additional 2038 Notes or the Additional 2046 Notes, as applicable, shall have one or more separate ISIN and/or Common Code number(s), as applicable. The aggregate principal amount of the Additional 2029 Notes, the Additional 2032 Notes, the Additional 2034 Notes, the Additional 2038 Notes and the Additional 2046 Notes shall be unlimited. References to “CUSIP” numbers in the Base Indenture, including, but not limited to, Section 2.12 of the Base Indenture, shall be deemed replaced by “ISIN” and/or “Common Code” numbers, as applicable.

(c)          The entire outstanding principal of each series of Notes shall be payable on the applicable Maturity Date for such series.

(d)          The rate at which the 2029 Notes shall bear interest shall be 3.750% per year, the rate at which the 2032 Notes shall bear interest shall be 4.125% per year, the rate at which the 2034 Notes shall bear interest shall be 4.375% per year, the rate at which the 2038 Notes shall bear interest shall be 4.750% per year and the rate at which the 2046 Notes shall bear interest shall be 5.250% per year. The date from which interest shall accrue on the Notes shall be the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date. The “Interest Payment Date” for each of the 2029 Notes, the 2032 Notes, the 2034 Notes, the 2038 Notes and the 2046 Notes shall be on September 15 of each year, commencing September 15, 2027. Interest shall be payable on each Interest Payment Date to the Holders of record at the close of business on the day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date, or, if the Notes are represented by one or more Global Notes, the close of business on the clearing system business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the relevant Interest Payment Date (each, a “regular record date”). Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or from and including September 15, 2026, if no interest has been paid on the Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

(e)           If any Interest Payment Date or date of maturity of principal of the Notes falls on a day that is not a Business Day, then payment of interest or principal may be made on the next succeeding Business Day with the same force and effect as if made on the nominal Interest Payment Date or the date of maturity, and no interest will accrue or be payable to Holders for the period after such nominal date.

(f)           The Notes shall be issuable in whole in the form of one or more Global Securities (the “Global Notes”) and will be deposited with the Depositary for, and in respect of interests held through, Clearstream and Euroclear. The 2029 Notes shall be substantially in the form attached hereto as Exhibit A, the 2032 Notes shall be substantially in the form attached hereto as Exhibit B, the 2034 Notes shall be substantially in the form attached hereto as Exhibit C, the 2038 Notes shall be substantially in the form attached hereto as Exhibit D, and the 2046 Notes shall be substantially in the form attached hereto as Exhibit E, the terms of which are herein incorporated by reference. The Notes shall be issuable in denominations of €100,000 or an integral multiple of €1,000 in excess thereof.

(g)          The Notes may be redeemed at the option of the Company prior to the applicable maturity date, as provided in Article 3 hereof.

(h)          The Notes will not have the benefit of any sinking fund.

(i)           Except as provided herein, the Holders shall have no special rights in addition to those provided in the Base Indenture upon the occurrence of any particular events.

(j)          The Notes are not convertible into shares of common stock or other securities of the Company.

(k)         The Notes will be general unsecured and unsubordinated obligations of the Company and will be ranked equally among themselves.

(l)          The Notes will not have the benefit of any guarantees.

(m)        Principal and interest on the Notes, including payments made upon any redemption or repurchase of the Notes, shall be payable in euros, subject to Section 2.03 of this Supplemental Indenture.

Section 2.03       Currency of Notes. The Notes shall be denominated in euro, and all payments of interest and principal, including payments made upon any redemption or Additional Amounts, if any, with respect to the Notes, will be payable in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in dollars until the euro is again available to the Company or so used. The amount payable on any date in euros will be converted into dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing. Any payment in respect of any Note so made in dollars pursuant to this Section 2.03 will not constitute an Event of Default under the Notes or the Indenture.

Section 2.04        Registrar and Paying Agent.

(a)       The Company initially appoints U.S. Bank Europe DAC, UK Branch to act as the paying agent with respect to the Notes (together with its successors and assigns, the “Paying Agent”), and the Trustee to act as the Security Registrar with respect to the Notes (together with its successors and assigns, the “Registrar”) and as transfer agent with respect to the Notes (together with its successors and assigns, the “Transfer Agent”), in each case in accordance with the terms of the Agency Agreement and the Indenture.

(b)       The Company may change the Paying Agent, Transfer Agent or Registrar without prior notice to the Holders.

(c)       The Company designates the office of the Paying Agent at 125 Old Broad Street, Fifth Floor, London EC2N 1AR, United Kingdom as an agency where the Notes may be presented for payment and the office of the Registrar at 1 Federal Street, Boston, MA 02110, United States of America as an agency where the Notes may be presented for exchange or registration of transfer, in each case, as provided for in the Indenture.

Section 2.05        Book-Entry Provisions.

Owners of beneficial interests in the Global Notes will not be entitled to have Notes registered in their names, and will not receive or be entitled to receive physical delivery of Notes in definitive form. Except as provided below, beneficial owners will not be considered the owners or Holders of the Notes under the Indenture, including for purposes of receiving any reports delivered by the Company or the Trustee pursuant to the Indenture. Accordingly, each beneficial owner must rely on the procedures of the Clearstream or Euroclear and, if such person is not a participant of the Clearstream or Euroclear, on the procedures of the participant through which such person owns its interest, to exercise any rights of a Holder under the Indenture and the operation of customary practices of such persons governing the exercise of the rights of a Holder of a beneficial interest in any Note. Conveyance of notices and other communications by the clearing systems to their participants, by the participants to indirect participants and by the participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Persons that are not Clearstream or Euroclear participants may beneficially own Notes held by the Depositary for Clearstream and Euroclear only through direct or indirect participants in Clearstream and Euroclear. So long as the Depositary for Clearstream and Euroclear is the registered owner of the Global Note, the Depositary for all purposes will be considered the sole Holder of the Notes represented by the Global Note under the Indenture and the Global Note.

Members of, or participants and account holders in, Euroclear and Clearstream, (“Participants”) shall have no rights as a Holder under this Supplemental Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee or any custodian of the Depositary or under such Global Note, and the Depositary or its nominees may be treated by the Company, the Trustee, the Paying Agent and any agent of the Company, the Paying Agent or the Trustee as the sole owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, the Paying Agent or any agent of the Company, the Trustee or the Paying Agent from giving effect to any written certification, proxy or other authorization furnished by Euroclear and Clearstream or impair, as between Euroclear and Clearstream, on the one hand, and the Participants, on the other, the operation of customary practices of such persons governing the exercise of the rights of a Holder of a beneficial interest in any Global Note.

The policies of Clearstream and Euroclear will govern payments, transfers, exchanges and other matters relating to an investor’s interest in the Notes held by them. If (i) the Depositary is at any time unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed by the Company within 90 days, (ii) an Event of Default has occurred with respect to the Notes represented by the Global Notes and has not been cured or waived, or (iii) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Notes, then in any such case the Company will issue the Notes in definitive registered form in exchange for the applicable Global Notes. In any such instance, an owner of a beneficial interest in the Global Notes will be entitled to physical delivery in definitive form of Notes equal in principal amount to such beneficial interest and to have such Notes registered in its name. The Notes so issued in definitive form will be issued in minimum denominations of €100,000 and integral multiples of €1,000 thereafter.

None of the Trustee, the Paying Agent, the Registrar, the Transfer Agent or any agent of the foregoing shall be responsible or liable for any aspect of the records kept by Clearstream or Euroclear or any of their participants, any records relating to or payments made on account of beneficial ownership interests in the Global Notes, for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for naming, or determining the need for, a successor Depositary.

Article 3

OPTIONAL REDEMPTION

Section 3.01        Applicability of Article 3 of the Base Indenture. Article 3 of the Base Indenture shall not apply to the Notes. Instead the provisions set forth in this Article 3 shall, with respect to the Notes, supersede in their entirety Article 3 of the Base Indenture, and all references in the Base Indenture to Article 3 thereof and the provisions therein, as the case may be, shall, with respect to the Notes, be deemed to be references to this Article 3 or the applicable provisions set forth in this Article 3, respectively.

Section 3.02        Optional Redemption.

(a)          Prior to the applicable Par Call Date, the Notes shall be redeemable, in whole or in part, at any time and from time to time, at the Company’s option, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)          the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the Optional Redemption Date) that would have been payable if such redemption had been made on the applicable Par Call Date (assuming the Notes of such series matured on such date), discounted to the Optional Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus (i) 15 basis points in the case of the 2029 Notes; (ii) 15 basis points in the case of the 2032 Notes; (iii) 20 basis points in the case of the 2034 Notes; (iv) 20 basis points in the case of the 2038 Notes; or (v) 25 basis points in the case of the 2046 Notes; and

(2)          100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Optional Redemption Date.

(b)          On or after the applicable Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the Optional Redemption Date.

(c)          The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Trustee and the Paying Agent shall have no obligation to determine or verify any determination of the Redemption Price or select any Independent Investment Banker.

Section 3.03        Redemption for Tax Reasons.

(a)          If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States or a taxing authority of or in the United States (a “Tax Jurisdiction”) or the official position regarding the application or interpretation thereof, which change or amendment is announced or becomes effective on or after the Issue Date, the Company becomes or, based upon a written opinion of independent counsel selected by the Company (a “Tax Opinion”), will become obligated to pay Additional Amounts as described herein under Section 5.05 hereof with respect to any series of Notes, then the Company may at any time at its option redeem, in whole, but not in part, the Notes of such series on not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, on the Notes of such series to be redeemed to, but not including, the redemption date.

Section 3.04        Notice of Redemption. The Company shall give (or shall request the Trustee to give) notice of any redemption to Holders, which shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s applicable procedures) at least 10 days but not more than 60 days before the Optional Redemption Date to each Holder to be redeemed.

The notice shall identify the series of Notes to be redeemed and shall state:

(a)          the Optional Redemption Date;

(b)          the Redemption Price (or manner of calculation if not then known);

(c)          the name and address of the Paying Agent;

(d)          the aggregate principal amount of Notes that are being redeemed;

(e)          that the Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

(f)           that interest on Notes of the Series called for redemption ceases to accrue on and after the Optional Redemption Date unless the Company defaults in the deposit of the Redemption Price; and

(g)          that no representation is made as to the correctness or accuracy of the ISIN and/or Common Code number, if any, listed in such notice or printed on the Notes.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event.

At the Company’s request, the Trustee shall give the notice of redemption in the Company’s name and at its expense; provided, however, that the Company has delivered to the Trustee, at least five Business Days (unless a shorter time shall be acceptable to the Trustee) prior to the notice date, an Officer’s Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice and the form of such notice.

Unless the Company defaults in payment of the Redemption Price, on and after the Optional Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

Section 3.05        Selection of Notes to Be Redeemed. In the case of a partial redemption, selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair (subject to the applicable procedures of Clearstream or Euroclear). No Notes of a principal amount of €1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by Clearstream or Euroclear, as applicable, the redemption of the Notes shall be done in accordance with the policies and procedures of the applicable clearing system.

Section 3.06        Effect of Notice of Redemption. Once the notice of redemption described in Section 3.04 is mailed (or delivered) and any conditions precedent to such redemption have been satisfied, the Notes called for redemption become irrevocably due and payable on the Optional Redemption Date and at the Redemption Price, including any premium, plus interest accrued to the Optional Redemption Date. Upon surrender to the Paying Agent, such Notes shall be paid at the Redemption Price, including any premium, plus interest accrued to the Optional Redemption Date; provided that (a) if the Optional Redemption Date is after a regular record date and on or prior to the Interest Payment Date, the accrued and unpaid interest shall be payable to the Holder of the redeemed Notes registered on the relevant regular record date; and (b) if an Optional Redemption Date is not a Business Day, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Optional Redemption Date to such succeeding Business Day. Such notice, if mailed (or delivered) in the manner provided in Section 3.04, shall be conclusively presumed to have been given whether or not the Holder receives such notice; provided, however, that at the Company’s discretion, the Optional Redemption Date may be delayed until such time as any or all conditions precedent to such redemption shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Optional Redemption Date, or by the Optional Redemption Date as so delayed. The Company shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Optional Redemption Date if any such redemption has been rescinded or delayed, and the Trustee shall provide such notice to each Holder of the Notes to be redeemed in the same manner in which the notice of redemption was given.

Section 3.07        Deposit of Redemption Price. On or prior to 11:00 A.M. (London time), on the applicable Optional Redemption Date, the Company shall deposit with the Paying Agent (or the Trustee) in immediately available funds money sufficient to pay the Redemption Price of, including premium, if any, and accrued and unpaid interest on, all Notes to be redeemed on that date other than Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

Article 4

REPURCHASE UPON A CHANGE OF CONTROL

Section 4.01        Change of Control.

The following additional covenant shall apply with respect to each series of Notes so long as any of the Notes of such series remain outstanding:

(a)          Change of Control Triggering Event.

(1)          If a Change of Control Triggering Event occurs with respect to the Notes, unless the Company shall have exercised its option to redeem the Notes in full, as set forth in Article 3 of this Supplemental Indenture, or the Company shall have satisfied and discharged the Notes or defeased the Notes, as set forth in Article 11 of the Base Indenture or Article 7 of this Supplemental Indenture, respectively, the Company shall make an offer (the “Change of Control Offer”) to each Holder to repurchase any and all of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes to be repurchased (such principal amount to be equal to €100,000 or an integral multiple of €1,000 in excess of €100,000), plus accrued and unpaid interest, if any, on the Notes to be repurchased up to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Company shall give written notice to the Trustee and Holders describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is given (the “Change of Control Payment Date”), pursuant to the procedures required by the Notes and described in such notice.

(2)          On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)       accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii)      deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii)     deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officer’s Certificate, stating (1) the aggregate principal amount of Notes or portions of Notes being repurchased, (2) that all conditions precedent contained herein to make a Change of Control Offer have been complied with and (3) that the Change of Control Offer has been made in compliance with the Indenture.

(3)          The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of this Article 4, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Article 4 by virtue of any such conflict.

(4)          Notwithstanding the foregoing, the Company shall not be required to make a Change of Control Offer for the Notes upon a Change of Control Triggering Event if (a) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all the Notes properly tendered and not withdrawn under its offer, or (b) prior to the occurrence of the related Change of Control Triggering Event, the Company has given written notice of a redemption as provided under Article 3 of this Supplemental Indenture unless the Company has failed to pay the Redemption Price on the Optional Redemption Date.

(5)          If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of the Company as described in Section 4.01(a)(4) of this Supplemental Indenture, purchase all of such Notes properly tendered and not withdrawn by such Holders, the Company, or such third party, has the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided that such notice is given not more than 60 days following such repurchase pursuant to the applicable Change of Control Offer) to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Purchase Date”) and at a price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the Second Change of Control Purchase Date.

Article 5

CERTAIN COVENANTS OF THE COMPANY

Section 5.01        Applicability of Article 4 of the Base Indenture. Article 4 of the Base Indenture shall apply to the Notes and, with respect only to the Notes, will be supplemented by the additional covenants set forth in this Article 5.

Section 5.02        Limitation on Liens.

(a)          The Company will not, and will not permit any of its Restricted Subsidiaries to enter into, create, incur or assume any Lien on any Principal Property, whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the Notes shall be equally and ratably secured until such time as such Indebtedness is no longer secured by such Lien, except:

(1)          Liens existing as of the Issue Date;

(2)          Liens granted after the Issue Date created in favor of the Holders of such Notes;

(3)          Liens created in substitution of, or as replacements for, any Liens described in clause (1) and (2) above; provided that based on a good faith determination of one of the Financial Officers, the Principal Property encumbered under any such substitute or replacement Lien is substantially similar in nature to the Principal Property encumbered by the otherwise permitted Lien which is being replaced and the principal amount of Indebtedness secured is not increased (other than increases related to any premiums, accrued interest, commissions, discounts, costs, fees and expenses in connection with such substitutions or replacements); and

(4)          Permitted Liens.

Section 5.03        Limitation on Sale and Lease-Back Transactions.

(a)          The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any Sale and Lease-Back Transaction covering any Principal Property, unless:

(1)          the Company or the applicable Subsidiary would be entitled to incur Indebtedness secured by a mortgage on the property to be leased in an amount equal to Attributable Liens with respect to such Sale and Lease-Back Transaction without equally and ratably securing the Notes pursuant to Section 5.02 above; or

(2)          the Company or the applicable Subsidiary applies an amount equal to the Attributable Liens with respect to such Sale and Lease-Back Transaction to the purchase of another Principal Property or to the retirement or other repayment or prepayment of long-term Indebtedness within 365 calendar days before or after the effective date of any such Sale and Lease-Back Transaction; provided that, in lieu of applying such amount to such retirement, repayment or prepayment, the Company or any Subsidiary may deliver Notes to the Trustee for cancellation, such Notes to be credited at the cost thereof to the Company or such Subsidiary.

Section 5.04        Consolidation, Merger and Sale of Assets.

(a)          The Company will not consolidate with or merge with or into, or convey, sell, transfer or lease all or substantially all of its and its Subsidiaries’ properties and assets (determined on a consolidated basis), taken as a whole, to, any Person, in a single transaction or in a series of related transactions, unless:

(1)          either (a) the Company is the Person formed by or surviving any such consolidation or merger (the Person formed by or surviving a consolidation or merger, the “continuing Person”) or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the Company and its Subsidiaries’ properties and assets (determined on a consolidated basis), taken as a whole (the “Successor Company”), is an entity organized under the laws of the United States of America, any state thereof or the District of Columbia;

(2)          if the Company is not the continuing Person, the Successor Company expressly assumes the Company’s obligations with respect to the Notes and the Indenture pursuant to a supplemental indenture;

(3)          immediately after giving effect to the transaction, no Default or Event of Default shall have occurred and be continuing; and

(4)          if the Company is not the continuing Person, the Company has or the Successor Company has delivered to the Trustee the certificates and opinions required under the Indenture.

Upon any transaction or series of related transactions to which the foregoing requirements apply and are effected in accordance with such requirements, the Successor Company shall succeed to, and be substituted for, the Company, and may exercise every right and power of the Company under the Indenture with the same effect as if such Successor Company had been named as the Company therein; and when a Successor Company duly assumes all of the Company’s obligations and covenants pursuant to the Indenture and the Notes, except in the case of a lease, the predecessor Person shall be relieved of all such obligations.

Section 5.05        Payment of Additional Amounts.

(a)          The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts (the “Additional Amounts”) as are necessary in order that the net payment by the Company or the Paying Agent of the principal, premium, if any, and interest with respect to the Notes to a Holder that is not a United States Person (as defined below), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts will not apply:

(1)          to any tax, assessment or other governmental charge that would not have been imposed but for the Holder, a fiduciary, settlor, beneficiary, member or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

(a)      being or having been present in, or engaged in a trade or business in, the United States, being treated as having been present in, or engaged in a trade or business in, the United States, or having or having had a permanent establishment in the United States;

(b)      having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes or the enforcement of any rights under the Indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

(c)      being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid U.S. federal income tax;

(d)      being or having been a “10-percent shareholder,” as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, of the Company; or

(e)      being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(2)          to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)          to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)          to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from payments on the Notes;

(5)          to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(6)          to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of any Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(7)          to any tax, assessment or other governmental charge required to be imposed, withheld or deducted pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(8)          to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(9)          to any tax, assessment or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code; or

(10)        to any tax imposed as a result of any combination of items (1) through (9) above.

(b)          The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes. Except as specifically provided under this Section 5.05, the Company will not be required to pay Additional Amounts in respect of any tax, assessment or other governmental charge.

(c)          Neither the Trustee nor the Paying Agent shall have any responsibility or obligation to determine if Additional Amounts pursuant to the foregoing are due and payable or to verify the amount of any such Additional Amounts.

(d)          As used in this Section 5.05 and under Section 3.03 hereof,

(1)           “United States” means the United States of America, any state thereof and the District of Columbia; and

(2)          “United States Person” means (i) any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person for U.S. federal income tax purposes), (iii) any estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) any trust if a U.S. court can exercise primary supervision over the administration of the trust and one or more United States persons can control all substantial trust decisions, or if a valid election is in place to treat the trust as a United States person.

Article 6

EVENTS OF DEFAULT

Section 6.01        Applicability of Article 6 of the Base Indenture. Article 6 of the Base Indenture shall not apply to the Notes. Instead, the provisions set forth in this Article 6 shall, with respect to each series of Notes, supersede in its entirety Article 6 of the Base Indenture, and all references in the Base Indenture to Article 6 thereof and the provisions therein, as the case may be, shall, with respect to each series of Notes, be deemed to be references to this Article 6 and the applicable provisions set forth in this Article 6, respectively.

Section 6.02       Events of Default. Wherever used herein with respect to a series of Notes, “Event of Default” means any one or more of the following events that has occurred and is continuing:

(a)          default in the payment of any interest upon any Note of that series when it becomes due and payable, and continuance of such default for a period of 30 consecutive days;

(b)          default in the payment of the principal of or premium, if any, on any Note of that series at its stated maturity or when otherwise due and payable;

(c)          failure by the Company to observe or perform any term of the Indenture (other than those referred to in (a) or (b) above) for a period of 90 consecutive days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes of that series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a “notice of default” hereunder;

(d)          the entry by a court having competent jurisdiction in the premises of:

(1)          an order for relief in respect of the Company or any Restricted Subsidiary as debtor in an involuntary proceeding under any applicable Bankruptcy Law and such order shall remain unstayed and in effect for a period of 60 consecutive days; or

(2)          a final and non-appealable order appointing a Custodian of the Company or any Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Restricted Subsidiary, and such order shall remain unstayed and in effect for a period of 60 consecutive days; or

(e)          the commencement by the Company or any of its Restricted Subsidiaries of a voluntary proceeding under any applicable Bankruptcy Law or the consent by the Company or any of its Restricted Subsidiaries as debtor to the entry of a decree or order for relief in an involuntary proceeding under any applicable Bankruptcy Law, or the filing by the Company or any of its Restricted Subsidiaries as debtor of a consent to an order for relief in any involuntary proceeding under any Bankruptcy Law, or to the appointment of a Custodian or the making by the Company or any of its Restricted Subsidiaries of an assignment for the benefit of creditors.

The Trustee shall not be deemed to have knowledge of any Default or Event of Default unless and until a Responsible Officer receives written notification of such Event of Default describing the circumstances of such, and identifying the circumstances constituting such Event of Default and stating that such notification is a notice of default.

Section 6.03       Acceleration; Rescission and Annulment. If one or more Events of Default with respect to the Notes of a series shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), then, and in each and every such case (other than an Event of Default specified in Section 6.02(d) or Section 6.02(e) with respect to the Company), either the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of the applicable series, by notice in writing to the Company (and to the Trustee if given by Holders of such series of Notes), may (and the Trustee, at the written request of such Holders of such series of Notes accompanied by security and/or indemnity satisfactory to the Trustee and otherwise subject to the limitations set forth in the Indenture, shall) declare 100% of the principal of, and accrued and unpaid interest on, all the Notes of such series to be due and payable immediately, and upon any such declaration the same shall become and shall automatically be immediately due and payable without any action on the part of the Trustee. If an Event of Default specified in Section 6.02(d) or Section 6.02(e) with respect to the Company occurs and is continuing, 100% of the principal of, and accrued and unpaid interest, if any, on, all Notes shall become and shall automatically be immediately due and payable without the declaration or other act by the Trustee, the Holders of the Notes or any other party. If an Event of Default with respect to the Notes of a series occurs and is continuing, the Trustee may pursue, in its own name or as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of principal of and interest on the Notes of such series or to enforce the performance of any provision of the Notes of such series or the Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Notes of such series or does not produce any of them in the proceeding.

The immediately preceding paragraph, however, is subject to the conditions that if, at any time after the principal of any series of Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, and all existing Events of Default under the Indenture with respect to such series, other than the nonpayment of the principal of and accrued and unpaid interest, if any, on Notes of such series that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 6.09, then and in every such case the Holders of a majority in aggregate principal amount of such series of Notes then Outstanding, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default with respect to such series of Notes and rescind and annul such declaration and its consequences and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon.

Section 6.04       Payments of Notes on Default; Suit Therefor. If an Event of Default described in Section 6.02(a) or Section 6.02(b) shall have occurred with respect to a series of Notes, the Company shall, upon demand of the Trustee or the requisite Holders of such series, pay to the Trustee, for the benefit of the Holders of such series of Notes, the whole amount then due and payable on such Notes for principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and any overdue interest, if any, at the rate borne by the Notes at such time, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 7.06 of the Base Indenture with respect to such series of Notes. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the applicable series of Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such series of Notes, wherever situated.

In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a Custodian shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the event of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any series of Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.04, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and accrued and unpaid interest, if any, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for compensation, reasonable expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due to the Trustee under Section 7.06 of the Base Indenture; and any Custodian is hereby authorized by each of the Holders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees, and including any other amounts due to the Trustee under Section 7.06 of the Base Indenture, incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the Holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting such Holder or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

All rights of action and of asserting claims under the Indenture, or under any series of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the applicable series of Notes.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of the Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the applicable series of Notes, and it shall not be necessary to make any Holders of such series parties to any such proceedings.

In case the Trustee shall have proceeded to enforce any right under the Indenture and such proceedings shall have been discontinued or abandoned because of any waiver pursuant to Section 6.09 or any rescission and annulment pursuant to Section 6.03 or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the applicable Holders and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, such Holders and the Trustee shall continue as though no such proceeding had been instituted.

Section 6.05       Application of Monies Collected by Trustee. Any monies or property collected by the Trustee pursuant to this Article 6 with respect to a series of Notes shall be paid over to the Paying Agent and applied in the following order, at the date or dates fixed by the Trustee or the Paying Agent for the distribution of such monies or property, upon presentation of such series of Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

FIRST, to the payment of all amounts due the Trustee (in any capacity hereunder) under Section 7.06 of the Base Indenture and to the Paying Agent with respect to such series of Notes;

SECOND, to the payment of the amounts then due and unpaid upon such series of Notes for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively; and

THIRD, to the payment of the remainder, if any, to the Company.

Section 6.06        Proceedings by Holders. Except to enforce the right to receive payment of principal or interest when due, no Holder of any Note of any series shall have any right by virtue of or by availing of any provision of the Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless:

(a)          such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as herein provided, with respect to such series of Notes;

(b)          Holders of at least 25% in principal amount of the Notes of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and such Holders shall have offered, and if requested, provided, to the Trustee such security and/or indemnity satisfactory to it against any loss, liability or expense to be incurred therein or thereby;

(c)          the Trustee for 60 days after its receipt of such notice, request and offer of such security or indemnity shall have neglected or refused to institute any such action, suit or proceeding with respect to such series of Notes; and

(d)          no direction that is inconsistent with such written request shall have been given to the Trustee by the Holders of a majority of the aggregate principal amount of the Notes with respect to such series then Outstanding within such 60-day period pursuant to Section 6.09, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note of such series with every other taker and Holder of such series of Notes and the Trustee that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of the Indenture to affect, disturb or prejudice the rights of any other Holder of such series of Notes (it being understood that the Trustee shall not have an affirmative duty to ascertain whether or not any such direction is unduly prejudicial to any other Holder), or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of such series of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision of the Indenture and any provision of any Note, each Holder shall have the right to receive payment of the principal of, and premium, if any, and accrued and unpaid interest, if any, on, such Note, on or after the respective due dates expressed or provided for in such Note or in the Indenture, or to institute suit for the enforcement of any such payment and such right to receive such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

Section 6.07        Proceedings by Trustee. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by the Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in the Indenture, or to enforce any other legal or equitable right vested in the Trustee by the Indenture or by law.

Section 6.08       Remedies Cumulative and Continuing. All powers and remedies given by this Article 6 to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in the Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or any acquiescence therein; and, subject to the provisions of Section 6.07, every power and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Section 6.09        Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority of the aggregate principal amount of any series of Notes at the time Outstanding shall have the right, with respect to such series of Notes, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to such series of Notes; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or subject the Trustee in its sole discretion to personal liability. Subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or officers of the Trustee, determine that the proceeding so directed, subject to the Trustee’s duties under the Trust Indenture Act, may involve the Trustee in personal liability, or if it is not provided with security and/or indemnity to its satisfaction may take any other action it deems proper that is not inconsistent with any such direction received from Holders. In addition, the Trustee will not be required to expend its own funds under any circumstances. The Holders of at least a majority in aggregate principal amount of any series of Notes at the time Outstanding may on behalf of the Holders of all of the Notes of such series waive any past Default or Event of Default hereunder and its consequences except (1) a default in the payment of accrued and unpaid interest, if any, on, or the principal of, such Notes, or (2) a default in respect of a covenant or provision hereof which under Article 8 cannot be modified or amended without the consent of each Holder of an Outstanding Note affected; provided, however, that the Holders of a majority in principal amount of the series of Notes at the time Outstanding may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration. Upon any such waiver the Company, the Trustee and the Holders of such series of Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 6.09, said Default or Event of Default shall for all purposes of the Notes and the Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 6.10       Notice of Defaults. The Trustee shall, within 90 days after the occurrence and continuance of an Event of Default of which a Responsible Officer receives written notice or obtains actual knowledge, deliver to all Holders notice of all Events of Default known to a Responsible Officer, unless such Events of Default shall have been cured or waived before the giving of such notice; provided that, except in the case of an Event of Default in the payment of the principal of, or accrued and unpaid interest on, any of the Notes, the Trustee shall be protected in withholding such notice if the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders (it being understood that the Trustee shall not have an affirmative duty to make such determination). The Trustee shall not be deemed to have knowledge of an Event of Default unless and until a Responsible Officer receives written notification of such Event of Default describing the circumstances of such, and identifying the circumstances constituting such Event of Default and stating that such notification is a “notice of default.”

Section 6.11       Undertaking to Pay Costs. All parties to the Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.11 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes at the time Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or accrued and unpaid interest, if any, on any Note on or after the due date expressed or provided for in such Note or the Indenture.

Article 7

DEFEASANCE

Section 7.01        Defeasance.

(a)          The Company may, at its option and at any time, elect to have all of its obligations legally released with respect to the outstanding Notes of any series (“Legal Defeasance”). Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the applicable series of Notes and this Supplemental Indenture shall cease to be of further effect as to all outstanding Notes of such series, except for:

(1)          the rights of Holders of such Notes to receive payments in respect of the principal of, or interest or premium, if any, on such Notes when such payments are due from the trust referred to in Section 7.02(a);

(2)          the Company’s obligations with respect to the Notes to register the transfer and exchange of such Notes, to replace mutilated, destroyed, lost or stolen Notes of such series, to maintain paying agencies and to hold money for payment in trust with respect to such series;

(3)          the rights, powers, trusts, duties and immunities of the Trustee, and the obligations of the Company in connection therewith; and

(4)          the Legal Defeasance provisions of this Supplemental Indenture.

(b)          In addition, the Company may, at its option and at any time, elect to have its obligations released with respect to (1) their respective obligations under Article 4, Section 5.01 through 5.04 and Article 9, inclusive, with respect to the outstanding Notes of such series and (2) the operation of Section 6.02(c), (d) and (e) (only as such clauses, (d) and (e) apply to Restricted Subsidiaries) (“Covenant Defeasance”) on and after the conditions in Section 7.02 with respect to Covenant Defeasance are satisfied, and thereafter any omission to comply with such obligations will not constitute a Default or Event of Default with respect to the Notes. The Company may exercise its Legal Defeasance option regardless of whether it previously exercised Covenant Defeasance.

(c)          If the Company exercises its Legal Defeasance option, payment of the Notes may not be accelerated because of an Event of Default with respect thereto.

(d)          Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

Section 7.02       Conditions to Defeasance. In order to exercise either Legal Defeasance or Covenant Defeasance with respect to any series of Notes:

(a)          the Company must irrevocably deposit with the Trustee, in trust, for the benefit of all Holders or all other beneficial owners of such series of Notes outstanding, a combination of money and/or Governmental Obligations in an amount sufficient, in the written opinion of or as certified by a nationally recognized investment bank, appraisal firm or firm of independent public accountants delivered to the Trustee, that will generate enough cash to make interest, principal, any premium, and any other payments on the outstanding Notes of such series on the stated maturity or on the applicable Optional Redemption Date, as the case may be, and the Company must specify whether the Notes are being defeased to maturity or to a particular Optional Redemption Date;

(b)          in the case of Legal Defeasance, the Company has delivered to the Trustee an Opinion of Counsel confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the Issue Date, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel will confirm that, the beneficial owners of the outstanding Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(c)          in the case of Covenant Defeasance, the Company has delivered to the Trustee an Opinion of Counsel confirming that the beneficial owners of the outstanding Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(d)          no Default or Event of Default has occurred and is continuing under this Indenture on the date of such deposit; and

(e)          the Company must deliver to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance of the Notes have been complied with.

If the funds deposited with the Trustee to effect Covenant Defeasance are insufficient to pay the principal of and interest on the Notes when due, then the Company’s obligations under the Indenture will be revived and no such defeasance will be deemed to have occurred.

Section 7.03       Deposited Money and Governmental Obligations to Be Held in Trust; Other Miscellaneous Provisions. All money and Governmental Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 7.02(a) in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and the Indenture, to the payment, either directly or through any Paying Agent, to the Holders of such series of Notes, of all sums due and to become due thereon in respect of principal, premium, if any, and accrued and unpaid interest, but such money need not be segregated from other funds except to the extent required by law.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Governmental Obligations deposited pursuant to Section 7.02(a) or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

Anything in this Article 7 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon a request of the Company any money or Governmental Obligations held by it as provided in Section 7.02(a) which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 7.04       Reinstatement. If the Trustee or Paying Agent is unable to apply any money or Governmental Obligations in accordance with Section 7.02 by reason of any legal proceeding or by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, the Company’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article 7 until such time as the Trustee or Paying Agent is permitted to apply all such money or Governmental Obligations in accordance with Section 7.02; provided, however, that if the Company has made any payment of principal or interest of any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Governmental Obligations held by the Trustee or Paying Agent after payment in full to the Holders.

Article 8

MODIFICATION AND WAIVER

Section 8.01        Applicability of Article 9 of the Base Indenture. Article 9 of the Base Indenture, as modified by this Article 8, shall apply to the Notes.

Section 8.02        Supplemental Indentures without Consent of Holders of Notes. Section 9.01 of the Base Indenture shall not apply to the Notes. Instead, this Section 8.02 shall, with respect to each series of Notes, supersede in its entirety Section 9.01 of the Base Indenture, and all references in the Base Indenture to Section 9.01 thereof shall, with respect to each series of Notes, be deemed to be references to this Section 8.02:

“The Company, together with the Trustee, may modify or amend the Indenture and the terms of the Notes without the consent of any Holders of the Notes to:

(a)          allow the successor (or successive successors) to the Company to assume the Company’s obligations under the Indenture and the Notes pursuant to Section 5.04 of this Supplemental Indenture;

(b)          add to the covenants of the Company for the benefit of the Holders of the Notes or the Trustee, Paying Agent, Registrar or other agent or similar Person or surrender any right or power conferred upon the Company under the Indenture or the Notes;

(c)          add any additional Events of Default;

(d)          add to or change any provisions of the Indenture or the Notes to the extent necessary to permit or facilitate the issuance of Notes in uncertificated form;

(e)          amend or supplement any provisions of the Indenture or the Notes to the extent such amendment or supplement does not apply to any outstanding Notes issued prior to the date of such amendment or supplement and entitled to the benefits of such provision;

(f)           secure the Notes and provide for the terms of the release of such security;

(g)          add guarantees with respect to the obligations of the Company under the Notes and provide for the terms of the release of such guarantees;

(h)          provide for a successor Trustee with respect to the Notes or otherwise change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee;

(i)           provide for the issuance of additional Notes to the extent permitted under the Indenture;

(j)           provide for a co-obligor with respect to the Notes;

(k)          cure any ambiguity, omission, defect or inconsistency, as determined in good faith by the Company;

(l)           conform the Indenture or the Notes to the Description of the Notes and Description of Debt Securities contained in the Company’s prospectus supplement dated September 9, 2026 and prospectus dated February 13, 2026 relating to the Notes;

(m)         comply with the rules and regulations of Clearstream and Euroclear or any other clearing system or Depositary and the rules and regulations of any securities exchange or automated quotation system on which the Notes may be listed or traded; or

(n)          make any other amendment or supplement to the Indenture or the Notes, as long as that amendment or supplement does not adversely affect the rights of the Holders of any Notes in any material respect, as determined in good faith by the Company.

No amendment to this Supplemental Indenture, the Indenture or the Notes made solely to conform this Supplemental Indenture, the Indenture or the Notes to the Description of the Notes and Description of Debt Securities contained in the Company’s prospectus supplement dated September 9, 2026 and prospectus dated February 13, 2026 relating to the Notes shall be deemed to adversely affect the interests of the Holders of the Notes.

Upon the request of the Company, when authorized by a Board Resolution, the Trustee shall join with the Company in the execution of any amended supplemental indenture authorized or permitted by the terms of the Indenture or this Supplemental Indenture and to make any further appropriate agreements and stipulations which may be contained therein.”

Section 8.03        Supplemental Indentures with Consent of Holders of Notes. Section 9.02 of the Base Indenture shall not apply to the Notes. Instead, this Section 8.03 shall, with respect to each series of Notes, supersede in its entirety Section 9.02 of the Base Indenture, and all references in the Base Indenture to Section 9.02 thereof shall, with respect to each series of Notes, be deemed to be references to this Section 8.03:

“The Company, together with the Trustee, may modify or amend the Indenture and the terms of a series of Notes with the consent of the Holders of at least a majority in principal amount of the Outstanding Notes of such series; provided, however, that no such modification or amendment shall, without the consent of each Holder of the outstanding Notes of the affected series:

(a)          change the stated maturity of the principal of, or any installment of interest on, any Note;

(b)          reduce the principal of, or rate of interest on, any Note;

(c)          reduce any amount payable upon the redemption or purchase at the option of the Holder of any Note;

(d)          change any place of payment where, or the currency in which, any principal of, or premium, if any, or interest on, any Note is payable;

(e)          impair the right to institute suit for the enforcement of any payment on, or with respect to, any Note on or after the stated maturity or Optional Redemption Date; or

(f)           reduce the percentage in principal amount of Outstanding Notes the consent of whose Holders is required for modification or amendment of the Indenture or for waiver of compliance with provisions of the Indenture or waiver of Defaults or Events of Default, in each case, with respect to or in respect of provisions hereof and thereof that cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.”

It shall not be necessary for the consent of the Holder of any series of Notes affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. The Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee’s own rights, duties or immunities under the Indenture or otherwise.

In addition, the Holders of at least a majority in aggregate principal amount of the outstanding Notes of a series may, on behalf of the Holders of all Notes of such series waive compliance with the Company’s covenants in Section 5.02 or Section 5.03 of this Supplemental Indenture.

Article 9

REPORTS BY THE COMPANY

Section 9.01        Applicability of Article 5 of the Base Indenture. Article 5 of the Base Indenture shall apply to the Notes and, with respect only to the Notes, will be modified as set forth in this Article 9.

Section 9.02        Reports by the Company. The reference to “30 days” in Section 5.03(a) of the Base Indenture shall, with respect to the Notes, be replaced with “15 days.”

Section 9.03        Compliance Certificate. To the extent any Notes are Outstanding, the Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officer’s Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officer with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under the Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his/her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in the Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which the Officer may have knowledge).

Article 10

MISCELLANEOUS

Section 10.01     Trust Indenture Act Controls. If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this Supplemental Indenture by the Trust Indenture Act, the required provision shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 10.02     Governing Law. This Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the internal laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

Section 10.03     Multiple Counterparts. The parties may sign multiple counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same Supplemental Indenture.

Section 10.04     Severability. Each provision of this Supplemental Indenture shall be considered separable, and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Supplemental Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

Section 10.05     Relation to Indenture. This Supplemental Indenture constitutes a part of the Indenture, the provisions of which shall apply to the series of Securities established by this Supplemental Indenture, but this Supplemental Indenture shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series.

Section 10.06     Ratification. The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified and confirmed. The Base Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Base Indenture, as supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Base Indenture, as supplemented by this Supplemental Indenture.

Section 10.07      Effectiveness. The provisions of this Supplemental Indenture shall become effective as of the date hereof.

Section 10.08     Trustee Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Notes, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Notes. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof. In the performance of its obligations hereunder, the Trustee shall be provided with all rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Indenture.

Section 10.09     Paying Agent. U.S. Bank Europe DAC, UK Branch has been appointed by the Company as Paying Agent for the Notes pursuant to the Agency Agreement. In acting under the Indenture or with respect to the Notes, the Paying Agent shall be entitled to all rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Agency Agreement.

Section 10.10     Electronic Signatures. Documents executed, scanned and transmitted electronically and electronic signatures, including those created or transmitted through a software platform or application, shall be deemed original signatures for purposes of this Supplemental Indenture and all matters and agreements related thereto, with such scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Supplemental Indenture or any instrument, agreement or document necessary for the consummation of the transactions contemplated by this Indenture or related hereto or thereto (including, without limitation, addendums, amendments, notices, instructions, communications with respect to the delivery of securities or the wire transfer of funds or other communications) (“Executed Documentation”) may be accepted, executed or agreed to through the use of an electronic signature in accordance with applicable laws, rules and regulations in effect from time to time applicable to the effectiveness and enforceability of electronic signatures. Any Executed Documentation accepted, executed or agreed to in conformity with such laws, rules and regulations will be binding on all parties hereto to the same extent as if it were physically executed, and each party hereby consents to the use of any third-party electronic signature capture service providers as may be reasonably chosen by a signatory hereto or thereto. When the Trustee acts on any Executed Documentation sent by electronic transmission, the Trustee will not be responsible or liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such Executed Documentation, notwithstanding that such Executed Documentation (a) may not be an authorized or authentic communication of the party involved or in the form such party sent or intended to send (whether due to fraud, distortion or otherwise) or (b) may conflict with, or be inconsistent with, a subsequent written instruction or communication; it being understood and agreed that the Trustee shall conclusively presume that Executed Documentation that purports to have been sent by an authorized officer of a Person has been sent by an authorized officer of such Person. The party providing Executed Documentation through electronic transmission or otherwise with electronic signatures agrees to assume all risks arising out of such electronic methods, including, without limitation, the risk of the Trustee acting on unauthorized instructions and the risk of interception and misuse by third parties.

[Remainder Of This Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

UBER TECHNOLOGIES, INC.

By:	/s/ Balaji Krishnamurthy
Name: Balaji Krishnamurthy
Title: Chief Financial Officer

[Signature Page to Third Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ James H. Byrnes
Name: James H. Byrnes
Title: Vice President

[Signature Page to Third Supplemental Indenture]

EXHIBIT A

Form of 3.750% Senior Notes Due 2029

Exhibit A

Form of 3.750% Senior Notes Due 2029

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A., A SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, HAS AN INTEREST HEREIN.

No. [●]	€[●]
CUSIP No. [●]
COMMON CODE [●]
ISIN [●]

UBER TECHNOLOGIES, INC.

3.750% SENIOR NOTES DUE 2029

UBER TECHNOLOGIES, INC., a Delaware corporation (the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to USB Nominees (UK) Limited, or its registered assigns, the principal sum of €[●] (as may be increased or decreased as reflected on the Schedule of Increases or Decreases in the Global Security attached hereto) on September 15, 2029 and to pay interest thereon, as provided in the Indenture referred to below, until the principal and all accrued and unpaid interest are paid or duly provided for.

Interest Payment Date: Annually in arrears on September 15 of each year, commencing September 15, 2027.

Record Date: The close of business on the day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date, or, if the notes are represented by one or more Global Notes, the close of business on the clearing system business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the relevant Interest Payment Date.

Each Holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such Holder’s behalf to be bound by such provisions. Each Holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such Holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

Ex. A-2

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

UBER TECHNOLOGIES, INC.

By:
Name:
Title:

[Signature Page – Global Note]

Ex. A-3

CERTIFICATE OF AUTHENTICATION

This is one of the 3.750% Senior Notes due 2029 issued by Uber Technologies, Inc. of the series designated therein referred to in the within-mentioned Indenture.

Date:

U.S. BANK TRUST COMPANY,
NATIONAL ASSOCIATION
as Trustee

By:
Authorized Signatory

Ex. A-4

Uber Technologies, Inc.

3.750% Senior Notes due 2029

This security is one of a duly authorized series of debt securities of Uber Technologies, Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture, dated as of September 9, 2024 (the “Base Indenture”), duly executed and delivered by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of September 15, 2026 (the “Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties, immunities and indemnities of the Trustee, the Company and the holders of the Securities (the “Holders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Supplemental Indenture, as applicable.

1.       Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 3.750%. The Company will pay interest annually in arrears on September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day and Holders will not be entitled to any further interest or other payment as a result of any such delay (each such day, an “Interest Payment Date”). Interest shall be payable on each Interest Payment Date to the Holders of record at the close of business on the day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date, or, if the Notes are represented by one or more Global Notes, the close of business on the clearing system business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the relevant Interest Payment Date (each, a “regular record date”). Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or from and including September 15, 2026, if no interest has been paid on the Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

The term “Business Day” as used herein means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the T2 system), or any successor thereto, operates. The rights of holders of beneficial interests of notes to receive the payments of interest on such notes are subject to the applicable procedures of Clearstream and Euroclear.

Ex. A-5

2.       Method of Payment. The Company will pay interest and Additional Amounts, if any, on the Securities to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption or there is a Change of Control Offer, and the Optional Redemption Date or the Change of Control Payment Date, as applicable, is after a regular record date and on or prior to the Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture. All payments of interest and principal, including payments made upon any redemption or Additional Amounts, if any, with respect to the Securities, will be made in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in dollars until the euro is again available to the Company or so used.

The amount payable on any date in euros will be converted into dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing. Any payment in respect of any Note so made in dollars will not constitute an Event of Default under the Notes or the Indenture.

3.       Paying Agent and Security Registrar. Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent and the Trustee will act as Security Registrar. The Company may change or appoint any Paying Agent or Security Registrar without notice to any Holder. The Company or any of its subsidiaries may act in any such capacity.

4.       Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “3.750% Senior Notes due 2029”, initially limited to €[●] in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Uber Technologies, Inc. 1725 3rd Street, San Francisco, California, 94158. In the event of any conflict between the terms of the Indenture and this Note, the terms of the Indenture shall govern.

Ex. A-6

5.       Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.02 of the Supplemental Indenture.

The Company shall not be required to make sinking fund payments with respect to the Securities.

6.       Redemption for Tax Reasons. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.03 of the Supplemental Indenture.

7.       Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security in full or the Company has satisfied and discharged this Security or defeased this Security, the Company shall make a Change of Control Offer to each Holder of this Security to repurchase any and all of such Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities to be repurchased (such principal amount to be equal to €100,000 or an integral multiple of €1,000 in excess of €100,000), plus accrued and unpaid interest, if any, on the amount of Securities to be repurchased up to, but excluding, the date of repurchase. Within 30 days following any Change of Control Triggering Event, the Company shall give written notice to the Trustee and each Holder, in accordance with Section 4.01(a)(1) of the Supplemental Indenture, which notice shall govern the terms of the Change of Control Offer.

8.       Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of €100,000 or an integral multiple of €1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the security registrar) at the office of the security registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Holder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of sending of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such sending and (ii) register the transfer of or exchange any Security of any series or portions thereof called for redemption or surrendered for repurchase, but not validly withdrawn, other than the unredeemed portion of any such Security being redeemed in part or not surrendered for repurchase, as the case may be.

9.       Persons Deemed Owners. The registered Holder may be treated as its owner for all purposes.

10.     Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults and Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Ex. A-7

11.     Defaults and Remedies. If one or more Events of Default with respect to the Securities of a series shall have occurred and be continuing, then the principal amount of, and all accrued and unpaid interest on, all of the Securities of such series then outstanding may (and, in certain circumstances, will automatically) become due and payable in the manner, and subject to the terms, set forth in the Indenture.

12.     Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any Paying Agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

13.     Discharge and Defeasance of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

14.     Authentication. This Security shall not be valid until the Trustee manually signs the certificate of authentication attached to the other side of this Security.

15.     Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

16.     Governing Law. The Base Indenture, the Supplemental Indenture and this Security shall be governed by, and construed in accordance with, the internal laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

Ex. A-8

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: [●]

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

1

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, check the box:

☐      4.01(a) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, state the amount: €[●].

Date: [●]

Your Signature: ____________________________________
(Sign exactly as your name appears on the other side of the Security) _________________________________________________ Tax I.D. number

Signature Guarantee: ________________________________
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

1

Exhibit A

Form of 3.750% Senior Notes Due 2029

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

EXHIBIT B

Form of 4.125% Senior Notes Due 2032

Exhibit B

Form of 4.125% Senior Notes Due 2032

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A., A SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, HAS AN INTEREST HEREIN.

No. [●]	€[●]
CUSIP No. [●]
COMMON CODE [●]
ISIN [●]

UBER TECHNOLOGIES, INC.

4.125% SENIOR NOTES DUE 2032

UBER TECHNOLOGIES, INC., a Delaware corporation (the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to USB Nominees (UK) Limited, or its registered assigns, the principal sum of €[●] (as may be increased or decreased as reflected on the Schedule of Increases or Decreases in the Global Security attached hereto) on September 15, 2032 and to pay interest thereon, as provided in the Indenture referred to below, until the principal and all accrued and unpaid interest are paid or duly provided for.

Interest Payment Date: Annually in arrears on September 15 of each year, commencing September 15, 2027.

Record Date: The close of business on the day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date, or, if the notes are represented by one or more Global Notes, the close of business on the clearing system business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the relevant Interest Payment Date.

Each Holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such Holder’s behalf to be bound by such provisions. Each Holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such Holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

Ex. B-2

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

UBER TECHNOLOGIES, INC.

By:
Name:
Title:

[Signature Page – Global Note]

Ex. B-3

CERTIFICATE OF AUTHENTICATION

This is one of the 4.125% Senior Notes due 2032 issued by Uber Technologies, Inc. of the series designated therein referred to in the within-mentioned Indenture.

Date:

U.S. BANK TRUST COMPANY,
NATIONAL ASSOCIATION
as Trustee

By:
Authorized Signatory

Ex. B-4

Uber Technologies, Inc.

4.125% Senior Notes due 2032

This security is one of a duly authorized series of debt securities of Uber Technologies, Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture, dated as of September 9, 2024 (the “Base Indenture”), duly executed and delivered by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of September 15, 2026 (the “Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties, immunities and indemnities of the Trustee, the Company and the holders of the Securities (the “Holders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Supplemental Indenture, as applicable.

1.       Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 4.125%. The Company will pay interest annually in arrears on September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day and Holders will not be entitled to any further interest or other payment as a result of any such delay (each such day, an “Interest Payment Date”). Interest shall be payable on each Interest Payment Date to the Holders of record at the close of business on the day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date, or, if the Notes are represented by one or more Global Notes, the close of business on the clearing system business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the relevant Interest Payment Date (each, a “regular record date”). Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or from and including September 15, 2026, if no interest has been paid on the Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

The term “Business Day” as used herein means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the T2 system), or any successor thereto, operates. The rights of holders of beneficial interests of notes to receive the payments of interest on such notes are subject to the applicable procedures of Clearstream and Euroclear.

Ex. B-5

2.       Method of Payment. The Company will pay interest and Additional Amounts, if any, on the Securities to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption or there is a Change of Control Offer, and the Optional Redemption Date or the Change of Control Payment Date, as applicable, is after a regular record date and on or prior to the Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture. All payments of interest and principal, including payments made upon any redemption or Additional Amounts, if any, with respect to the Securities, will be made in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in dollars until the euro is again available to the Company or so used.

The amount payable on any date in euros will be converted into dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing. Any payment in respect of any Note so made in dollars will not constitute an Event of Default under the Notes or the Indenture.

3.       Paying Agent and Security Registrar. Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent and the Trustee will act as Security Registrar. The Company may change or appoint any Paying Agent or Security Registrar without notice to any Holder. The Company or any of its subsidiaries may act in any such capacity.

4.       Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “4.125% Senior Notes due 2032”, initially limited to €[●] in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Uber Technologies, Inc. 1725 3rd Street, San Francisco, California, 94158. In the event of any conflict between the terms of the Indenture and this Note, the terms of the Indenture shall govern.

Ex. B-6

5.       Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.02 of the Supplemental Indenture.

The Company shall not be required to make sinking fund payments with respect to the Securities.

6.       Redemption for Tax Reasons. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.03 of the Supplemental Indenture.

7.       Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security in full or the Company has satisfied and discharged this Security or defeased this Security, the Company shall make a Change of Control Offer to each Holder of this Security to repurchase any and all of such Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities to be repurchased (such principal amount to be equal to €100,000 or an integral multiple of €1,000 in excess of €100,000), plus accrued and unpaid interest, if any, on the amount of Securities to be repurchased up to, but excluding, the date of repurchase. Within 30 days following any Change of Control Triggering Event, the Company shall give written notice to the Trustee and each Holder, in accordance with Section 4.01(a)(1) of the Supplemental Indenture, which notice shall govern the terms of the Change of Control Offer.

8.       Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of €100,000 or an integral multiple of €1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the security registrar) at the office of the security registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Holder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of sending of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such sending and (ii) register the transfer of or exchange any Security of any series or portions thereof called for redemption or surrendered for repurchase, but not validly withdrawn, other than the unredeemed portion of any such Security being redeemed in part or not surrendered for repurchase, as the case may be.

9.       Persons Deemed Owners. The registered Holder may be treated as its owner for all purposes.

10.     Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults and Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Ex. B-7

11.     Defaults and Remedies. If one or more Events of Default with respect to the Securities of a series shall have occurred and be continuing, then the principal amount of, and all accrued and unpaid interest on, all of the Securities of such series then outstanding may (and, in certain circumstances, will automatically) become due and payable in the manner, and subject to the terms, set forth in the Indenture.

12.     Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any Paying Agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

13.     Discharge and Defeasance of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

14.     Authentication. This Security shall not be valid until the Trustee manually signs the certificate of authentication attached to the other side of this Security.

15.     Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

16.     Governing Law. The Base Indenture, the Supplemental Indenture and this Security shall be governed by, and construed in accordance with, the internal laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

Ex. B-8

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: [●]

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

1

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, check the box:

☐      4.01(a) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, state the amount: €[●].

Date: [●]

Your Signature: ____________________________________
(Sign exactly as your name appears on the other side of the Security) _________________________________________________ Tax I.D. number

Signature Guarantee: ________________________________
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

1

Exhibit B

Form of 4.125% Senior Notes Due 2032

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

EXHIBIT C

Form of 4.375% Senior Notes Due 2034

Exhibit C

Form of 4.375% Senior Notes Due 2034

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A., A SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, HAS AN INTEREST HEREIN.

No. [●]	€[●]
CUSIP No. [●]
COMMON CODE [●]
ISIN [●]

UBER TECHNOLOGIES, INC.

4.375% SENIOR NOTES DUE 2034

UBER TECHNOLOGIES, INC., a Delaware corporation (the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to USB Nominees (UK) Limited, or its registered assigns, the principal sum of €[●] (as may be increased or decreased as reflected on the Schedule of Increases or Decreases in the Global Security attached hereto) on September 15, 2034 and to pay interest thereon, as provided in the Indenture referred to below, until the principal and all accrued and unpaid interest are paid or duly provided for.

Interest Payment Date: Annually in arrears on September 15 of each year, commencing September 15, 2027.

Record Date: The close of business on the day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date, or, if the notes are represented by one or more Global Notes, the close of business on the clearing system business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the relevant Interest Payment Date.

Each Holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such Holder’s behalf to be bound by such provisions. Each Holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such Holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

Ex. C-2

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

UBER TECHNOLOGIES, INC.

By:
Name:
Title:

[Signature Page – Global Note]

Ex. C-3

CERTIFICATE OF AUTHENTICATION

This is one of the 4.375% Senior Notes due 2034 issued by Uber Technologies, Inc. of the series designated therein referred to in the within-mentioned Indenture.

Date:

U.S. BANK TRUST COMPANY,
NATIONAL ASSOCIATION
as Trustee

By:
Authorized Signatory

Ex. C-4

Uber Technologies, Inc.

4.375% Senior Notes due 2034

This security is one of a duly authorized series of debt securities of Uber Technologies, Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture, dated as of September 9, 2024 (the “Base Indenture”), duly executed and delivered by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of September 15, 2026 (the “Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties, immunities and indemnities of the Trustee, the Company and the holders of the Securities (the “Holders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Supplemental Indenture, as applicable.

1.       Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 4.375%. The Company will pay interest annually in arrears on September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day and Holders will not be entitled to any further interest or other payment as a result of any such delay (each such day, an “Interest Payment Date”). Interest shall be payable on each Interest Payment Date to the Holders of record at the close of business on the day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date, or, if the Notes are represented by one or more Global Notes, the close of business on the clearing system business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the relevant Interest Payment Date (each, a “regular record date”). Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or from and including September 15, 2026, if no interest has been paid on the Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

The term “Business Day” as used herein means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the T2 system), or any successor thereto, operates. The rights of holders of beneficial interests of notes to receive the payments of interest on such notes are subject to the applicable procedures of Clearstream and Euroclear.

Ex. C-5

2.       Method of Payment. The Company will pay interest and Additional Amounts, if any, on the Securities to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption or there is a Change of Control Offer, and the Optional Redemption Date or the Change of Control Payment Date, as applicable, is after a regular record date and on or prior to the Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture. All payments of interest and principal, including payments made upon any redemption or Additional Amounts, if any, with respect to the Securities, will be made in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in dollars until the euro is again available to the Company or so used.

The amount payable on any date in euros will be converted into dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing. Any payment in respect of any Note so made in dollars will not constitute an Event of Default under the Notes or the Indenture.

3.       Paying Agent and Security Registrar. Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent and the Trustee will act as Security Registrar. The Company may change or appoint any Paying Agent or Security Registrar without notice to any Holder. The Company or any of its subsidiaries may act in any such capacity.

4.       Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “4.375% Senior Notes due 2034”, initially limited to €[●] in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Uber Technologies, Inc. 1725 3rd Street, San Francisco, California, 94158. In the event of any conflict between the terms of the Indenture and this Note, the terms of the Indenture shall govern.

Ex. C-6

5.       Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.02 of the Supplemental Indenture.

The Company shall not be required to make sinking fund payments with respect to the Securities.

6.       Redemption for Tax Reasons. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.03 of the Supplemental Indenture.

7.       Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security in full or the Company has satisfied and discharged this Security or defeased this Security, the Company shall make a Change of Control Offer to each Holder of this Security to repurchase any and all of such Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities to be repurchased (such principal amount to be equal to €100,000 or an integral multiple of €1,000 in excess of €100,000), plus accrued and unpaid interest, if any, on the amount of Securities to be repurchased up to, but excluding, the date of repurchase. Within 30 days following any Change of Control Triggering Event, the Company shall give written notice to the Trustee and each Holder, in accordance with Section 4.01(a)(1) of the Supplemental Indenture, which notice shall govern the terms of the Change of Control Offer.

8.       Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of €100,000 or an integral multiple of €1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the security registrar) at the office of the security registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Holder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of sending of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such sending and (ii) register the transfer of or exchange any Security of any series or portions thereof called for redemption or surrendered for repurchase, but not validly withdrawn, other than the unredeemed portion of any such Security being redeemed in part or not surrendered for repurchase, as the case may be.

9.       Persons Deemed Owners. The registered Holder may be treated as its owner for all purposes.

Ex. C-7

10.     Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults and Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

11.     Defaults and Remedies. If one or more Events of Default with respect to the Securities of a series shall have occurred and be continuing, then the principal amount of, and all accrued and unpaid interest on, all of the Securities of such series then outstanding may (and, in certain circumstances, will automatically) become due and payable in the manner, and subject to the terms, set forth in the Indenture.

12.     Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any Paying Agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

13.     Discharge and Defeasance of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

14.     Authentication. This Security shall not be valid until the Trustee manually signs the certificate of authentication attached to the other side of this Security.

15.     Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

16.     Governing Law. The Base Indenture, the Supplemental Indenture and this Security shall be governed by, and construed in accordance with, the internal laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

Ex. C-8

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: [●]

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

1

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, check the box:

☐      4.01(a) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, state the amount: €[●].

Date: [●]

Your Signature: ____________________________________
(Sign exactly as your name appears on the other side of the Security) _________________________________________________ Tax I.D. number

Signature Guarantee: ________________________________
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

1

Exhibit C

Form of 4.375% Senior Notes Due 2034

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

EXHIBIT D

Form of 4.750% Senior Notes Due 2038

Exhibit D

Form of 4.750% Senior Notes Due 2038

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A., A SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, HAS AN INTEREST HEREIN.

No. [●]	€[●]
CUSIP No. [●]
COMMON CODE [●]
ISIN [●]

UBER TECHNOLOGIES, INC.

4.750% SENIOR NOTES DUE 2038

UBER TECHNOLOGIES, INC., a Delaware corporation (the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to USB Nominees (UK) Limited, or its registered assigns, the principal sum of €[●] (as may be increased or decreased as reflected on the Schedule of Increases or Decreases in the Global Security attached hereto) on September 15, 2038 and to pay interest thereon, as provided in the Indenture referred to below, until the principal and all accrued and unpaid interest are paid or duly provided for.

Interest Payment Date: Annually in arrears on September 15 of each year, commencing September 15, 2027.

Record Date: The close of business on the day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date, or, if the notes are represented by one or more Global Notes, the close of business on the clearing system business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the relevant Interest Payment Date.

Each Holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such Holder’s behalf to be bound by such provisions. Each Holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such Holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

Ex. D-2

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

UBER TECHNOLOGIES, INC.

By:
Name:
Title:

[Signature Page – Global Note]

Ex. D-3

CERTIFICATE OF AUTHENTICATION

This is one of the 4.750% Senior Notes due 2038 issued by Uber Technologies, Inc. of the series designated therein referred to in the within-mentioned Indenture.

Date:

U.S. BANK TRUST COMPANY,
NATIONAL ASSOCIATION
as Trustee

By:
Authorized Signatory

Ex. D-4

Uber Technologies, Inc.

4.750% Senior Notes due 2038

This security is one of a duly authorized series of debt securities of Uber Technologies, Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture, dated as of September 9, 2024 (the “Base Indenture”), duly executed and delivered by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of September 15, 2026 (the “Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties, immunities and indemnities of the Trustee, the Company and the holders of the Securities (the “Holders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Supplemental Indenture, as applicable.

1.       Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 4.750%. The Company will pay interest annually in arrears on September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day and Holders will not be entitled to any further interest or other payment as a result of any such delay (each such day, an “Interest Payment Date”). Interest shall be payable on each Interest Payment Date to the Holders of record at the close of business on the day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date, or, if the Notes are represented by one or more Global Notes, the close of business on the clearing system business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the relevant Interest Payment Date (each, a “regular record date”). Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or from and including September 15, 2026, if no interest has been paid on the Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

The term “Business Day” as used herein means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the T2 system), or any successor thereto, operates. The rights of holders of beneficial interests of notes to receive the payments of interest on such notes are subject to the applicable procedures of Clearstream and Euroclear.

Ex. D-5

2.       Method of Payment. The Company will pay interest and Additional Amounts, if any, on the Securities to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption or there is a Change of Control Offer, and the Optional Redemption Date or the Change of Control Payment Date, as applicable, is after a regular record date and on or prior to the Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture. All payments of interest and principal, including payments made upon any redemption or Additional Amounts, if any, with respect to the Securities, will be made in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in dollars until the euro is again available to the Company or so used.

The amount payable on any date in euros will be converted into dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing. Any payment in respect of any Note so made in dollars will not constitute an Event of Default under the Notes or the Indenture.

3.       Paying Agent and Security Registrar. Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent and the Trustee will act as Security Registrar. The Company may change or appoint any Paying Agent or Security Registrar without notice to any Holder. The Company or any of its subsidiaries may act in any such capacity.

4.       Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “4.750% Senior Notes due 2038”, initially limited to €[●] in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Uber Technologies, Inc. 1725 3rd Street, San Francisco, California, 94158. In the event of any conflict between the terms of the Indenture and this Note, the terms of the Indenture shall govern.

Ex. D-6

5.       Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.02 of the Supplemental Indenture.

The Company shall not be required to make sinking fund payments with respect to the Securities.

6.       Redemption for Tax Reasons. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.03 of the Supplemental Indenture.

7.       Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security in full or the Company has satisfied and discharged this Security or defeased this Security, the Company shall make a Change of Control Offer to each Holder of this Security to repurchase any and all of such Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities to be repurchased (such principal amount to be equal to €100,000 or an integral multiple of €1,000 in excess of €100,000), plus accrued and unpaid interest, if any, on the amount of Securities to be repurchased up to, but excluding, the date of repurchase. Within 30 days following any Change of Control Triggering Event, the Company shall give written notice to the Trustee and each Holder, in accordance with Section 4.01(a)(1) of the Supplemental Indenture, which notice shall govern the terms of the Change of Control Offer.

8.       Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of €100,000 or an integral multiple of €1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the security registrar) at the office of the security registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Holder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of sending of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such sending and (ii) register the transfer of or exchange any Security of any series or portions thereof called for redemption or surrendered for repurchase, but not validly withdrawn, other than the unredeemed portion of any such Security being redeemed in part or not surrendered for repurchase, as the case may be.

9.       Persons Deemed Owners. The registered Holder may be treated as its owner for all purposes.

Ex. D-7

10.     Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults and Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

11.     Defaults and Remedies. If one or more Events of Default with respect to the Securities of a series shall have occurred and be continuing, then the principal amount of, and all accrued and unpaid interest on, all of the Securities of such series then outstanding may (and, in certain circumstances, will automatically) become due and payable in the manner, and subject to the terms, set forth in the Indenture.

12.     Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any Paying Agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

13.     Discharge and Defeasance of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

14.     Authentication. This Security shall not be valid until the Trustee manually signs the certificate of authentication attached to the other side of this Security.

15.     Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

16.     Governing Law. The Base Indenture, the Supplemental Indenture and this Security shall be governed by, and construed in accordance with, the internal laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

Ex. D-8

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: [●]

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

1

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, check the box:

☐      4.01(a) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, state the amount: €[●].

Date: [●]

Your Signature: ____________________________________
(Sign exactly as your name appears on the other side of the Security) _________________________________________________ Tax I.D. number

Signature Guarantee: ________________________________
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

1

Exhibit D

Form of 4.750% Senior Notes Due 2038

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

EXHIBIT E

Form of 5.250% Senior Notes Due 2046

Exhibit E

Form of 5.250% Senior Notes Due 2046

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A., A SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY THEREOF, HAS AN INTEREST HEREIN.

No. [●]	€[●]
CUSIP No. [●]
COMMON CODE [●]
ISIN [●]

UBER TECHNOLOGIES, INC.

5.250% SENIOR NOTES DUE 2046

UBER TECHNOLOGIES, INC., a Delaware corporation (the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to USB Nominees (UK) Limited, or its registered assigns, the principal sum of €[●] (as may be increased or decreased as reflected on the Schedule of Increases or Decreases in the Global Security attached hereto) on September 15, 2046 and to pay interest thereon, as provided in the Indenture referred to below, until the principal and all accrued and unpaid interest are paid or duly provided for.

Interest Payment Date: Annually in arrears on September 15 of each year, commencing September 15, 2027.

Record Date: The close of business on the day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date, or, if the notes are represented by one or more Global Notes, the close of business on the clearing system business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the relevant Interest Payment Date.

Each Holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such Holder’s behalf to be bound by such provisions. Each Holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such Holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

Ex. E-2

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

UBER TECHNOLOGIES, INC.

By:
Name:
Title:

[Signature Page – Global Note]

Ex. E-3

CERTIFICATE OF AUTHENTICATION

This is one of the 5.250% Senior Notes due 2046 issued by Uber Technologies, Inc. of the series designated therein referred to in the within-mentioned Indenture.

Date:

U.S. BANK TRUST COMPANY,
NATIONAL ASSOCIATION
as Trustee

By:
Authorized Signatory

Ex. E-4

Uber Technologies, Inc.

5.250% Senior Notes due 2046

This security is one of a duly authorized series of debt securities of Uber Technologies, Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture, dated as of September 9, 2024 (the “Base Indenture”), duly executed and delivered by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of September 15, 2026 (the “Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties, immunities and indemnities of the Trustee, the Company and the holders of the Securities (the “Holders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Supplemental Indenture, as applicable.

1.       Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 5.250%. The Company will pay interest annually in arrears on September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day and Holders will not be entitled to any further interest or other payment as a result of any such delay (each such day, an “Interest Payment Date”). Interest shall be payable on each Interest Payment Date to the Holders of record at the close of business on the day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date, or, if the Notes are represented by one or more Global Notes, the close of business on the clearing system business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the relevant Interest Payment Date (each, a “regular record date”). Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or from and including September 15, 2026, if no interest has been paid on the Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

The term “Business Day” as used herein means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the T2 system), or any successor thereto, operates. The rights of holders of beneficial interests of notes to receive the payments of interest on such notes are subject to the applicable procedures of Clearstream and Euroclear.

Ex. E-5

2.       Method of Payment. The Company will pay interest and Additional Amounts, if any, on the Securities to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption or there is a Change of Control Offer, and the Optional Redemption Date or the Change of Control Payment Date, as applicable, is after a regular record date and on or prior to the Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture. All payments of interest and principal, including payments made upon any redemption or Additional Amounts, if any, with respect to the Securities, will be made in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in dollars until the euro is again available to the Company or so used.

The amount payable on any date in euros will be converted into dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing. Any payment in respect of any Note so made in dollars will not constitute an Event of Default under the Notes or the Indenture.

3.       Paying Agent and Security Registrar. Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent and the Trustee will act as Security Registrar. The Company may change or appoint any Paying Agent or Security Registrar without notice to any Holder. The Company or any of its subsidiaries may act in any such capacity.

4.       Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “5.250% Senior Notes due 2046”, initially limited to €[●] in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Uber Technologies, Inc. 1725 3rd Street, San Francisco, California, 94158. In the event of any conflict between the terms of the Indenture and this Note, the terms of the Indenture shall govern.

Ex. E-6

5.       Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.02 of the Supplemental Indenture.

The Company shall not be required to make sinking fund payments with respect to the Securities.

6.       Redemption for Tax Reasons. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.03 of the Supplemental Indenture.

7.       Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security in full or the Company has satisfied and discharged this Security or defeased this Security, the Company shall make a Change of Control Offer to each Holder of this Security to repurchase any and all of such Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities to be repurchased (such principal amount to be equal to €100,000 or an integral multiple of €1,000 in excess of €100,000), plus accrued and unpaid interest, if any, on the amount of Securities to be repurchased up to, but excluding, the date of repurchase. Within 30 days following any Change of Control Triggering Event, the Company shall give written notice to the Trustee and each Holder, in accordance with Section 4.01(a)(1) of the Supplemental Indenture, which notice shall govern the terms of the Change of Control Offer.

8.       Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of €100,000 or an integral multiple of €1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the security registrar) at the office of the security registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Holder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of sending of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such sending and (ii) register the transfer of or exchange any Security of any series or portions thereof called for redemption or surrendered for repurchase, but not validly withdrawn, other than the unredeemed portion of any such Security being redeemed in part or not surrendered for repurchase, as the case may be.

9.       Persons Deemed Owners. The registered Holder may be treated as its owner for all purposes.

Ex. E-7

10.     Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults and Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

11.     Defaults and Remedies. If one or more Events of Default with respect to the Securities of a series shall have occurred and be continuing, then the principal amount of, and all accrued and unpaid interest on, all of the Securities of such series then outstanding may (and, in certain circumstances, will automatically) become due and payable in the manner, and subject to the terms, set forth in the Indenture.

12.     Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any Paying Agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

13.     Discharge and Defeasance of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

14.     Authentication. This Security shall not be valid until the Trustee manually signs the certificate of authentication attached to the other side of this Security.

15.     Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

16.     Governing Law. The Base Indenture, the Supplemental Indenture and this Security shall be governed by, and construed in accordance with, the internal laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

Ex. E-8

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: [●]

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

1

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, check the box:

☐      4.01(a) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, state the amount: €[●].

Date: [●]

Your Signature: ____________________________________
(Sign exactly as your name appears on the other side of the Security) _________________________________________________ Tax I.D. number

Signature Guarantee: ________________________________
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

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Exhibit E

Form of 5.250% Senior Notes Due 2046

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian